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                                                                    EXHIBIT 10.3

                       ADDENDUM TO EMPLOYMENT AGREEMENT
                      DATED AS OF AUGUST 7, 2000 BETWEEN
                METRO-GOLDWYN-MAYER STUDIOS INC. AND JAY RAKOW

     This Addendum, when fully executed by the parties, will serve to modify the Employment Agreement dated as of August 7, 2000 between Metro-Goldwyn-Mayer Studios Inc. (the "Company") and Jay Rakow ("Executive"). The Employment Agreement shall be modified as follows:

     Notwithstanding the provisions of Paragraph 2(b) of the Employment Agreement requiring that Executive's services shall be exclusive to the Company, the Company has agreed to allow Executive to continue to render legal services to Quincy Jones and his companies, and to Moore/Rivers Productions in connection with "The Passions of Howard Hughes" for a period of six months following the Effective Date of the Employment Agreement, provided that the rendition of such services shall not interfere in the performance of Executive's services under the Employment Agreement and shall not involve any conflict of interest with regard to Executive's services on behalf of the Company. In the event the Company reasonably believes that Executive's activities on behalf of Quincy Jones and/or Moore/Rivers Productions interfere in the performance by Executive of his services under the Employment Agreement or present a conflict of interest with regard to Executive's services on behalf of the Company, Executive shall cease such activities promptly upon receipt of written notice from the Company.

     Except as herein specifically provided, the Employment Agreement shall not be modified or amended in any respect whatsoever and shall continue in full force and effect.

     If the foregoing is in accordance with your understanding and agreement, please so indicate by signing in the place for your signature below.

                              Very truly yours,

                              METRO-GOLDWYN-MAYER STUDIOS INC.



                              By: /s/ William A. Jones
                                  ------------------------------
                                 Senior Executive Vice President
AGREED:


/s/ Jay Rakow
--------------------------
JAY RAKOW